UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Alliance One International, Inc. (the “Company”) is furnishing as Exhibit 99.1 hereto the slides accompanying the presentation to be made by representatives of the Company on September 29, 2015 at the 23rd Annual Deutsche Bank Leveraged Finance Conference held in Scottsdale, Arizona.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 –	Slides accompanying the presentation to be made by representatives of Alliance One International, Inc. on September 29, 2015 at the 23rd Annual Deutsche Bank Leveraged Finance Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2015

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr. Senior Vice President – Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Slides accompanying the presentation to be made by representatives of Alliance One International, Inc. on September 29, 2015 at the 23rd Annual Deutsche Bank Leveraged Finance Conference